UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           July 13, 1998


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the second quarter of 1998, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued July 10, 1998

Contacts:

ANALYSTS                                                       MEDIA
Tom A. Nicholson           Scott E. Reed                       Bob Denham
Senior Vice President      Senior Executive Vice President     Vice President
Investor Relations         Chief Financial Officer             Public Relations
(336) 733-3058             (336) 733-3088                      (336) 733-2202

BB&T reports 19.8% increase in 2nd quarter earnings

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBK) reported today that earnings for the second quarter of 1998 totaled $122.0 million compared to second quarter 1997 earnings of $101.9 million, an increase of 19.8%.

     On a diluted per share basis, BB&T earned $.85 for the three months ended June 30, 1998, an increase of 19.7% from the $.71 earned during the second quarter of 1997. BB&T's current quarter results produced a return on average assets of 1.56% and a return on average equity of 20.23%, compared to prior year ratios of 1.44% and 17.92%, respectively.

     BB&T's "cash basis" results (which exclude the effect that intangible assets and related amortization expense have on net income, total assets and shareholders' equity) for the three months ended June 30, 1998, improved significantly compared to the second quarter of 1997. Cash basis net income totaled $127.3 million, or $.89 per diluted share, an increase of 21.3% and 21.9%, respectively, over prior year amounts. The cash basis performance generated a return on average tangible assets of 1.63% and a return on average tangible equity of 23.29%.

     For the six months ended June 30, 1998, BB&T's net income was $241.8 million, or $1.67 per diluted share, before nonrecurring charges totaling $6.0 million after tax associated with completing the acquisition of Life Bancorp, Inc. of Norfolk, Virginia. These earnings represent an increase of 19.7% and 19.3%, respectively, over the $201.9 million, or $1.40 per diluted share, earned in the first six months of 1997. Recurring earnings for the first half of 1998 produced a return on average assets of 1.57% and a return on average equity of 20.00%, compared to prior year ratios of 1.47% and 17.95%, respectively. BB&T continues to rank in the top 10% of bank holding companies with a cash basis efficiency ratio for the first six months of 1998 of 50.2%.


                                      MORE

     "It is a pleasure to report record second quarter earnings," said Chairman and Chief Executive Officer John A. Allison. "Our earnings are benefiting from continued strong performance in noninterest income, which increased 33.8% compared to the second quarter of 1997, increased net interest income, driven by a 12.2% increase in average loans, and a lower loan loss provision made possible by improved overall asset quality."

     On June 23, BB&T's Board of Directors announced a 2-for-1 stock split effective August 3 to shareholders of record on July 10. "BB&T Corporation's common stock has been an outstanding investment for our shareholders," said Mr. Allison. "We believe the stock split will share the benefits of our success with our current shareholders and broaden the appeal of BB&T stock to additional investors. BB&T's common stock closed at $67.63 per share on June 30, an increase of 50.3% from the closing price one year ago."

     BB&T completed two acquisitions during the second quarter. On June 18, BB&T purchased Dealers Credit Inc. (DCI), based in Menomonee Falls, Wisconsin. DCI specializes in extending credit to commercial, agricultural, municipal and consumer users for the purchase of lawn care equipment. DCI's operations will complement those of BB&T's current subsidiary, Sheffield Financial Corp., which serves similar markets.

     On June 30, BB&T acquired W.E. Stanley & Company Inc. (Stanley), of Greensboro, N.C. Stanley is the largest actuarial, consulting and administration firm headquartered in the Carolinas. The acquisition of Stanley will more than double the number of employee benefit plans BB&T administers. "The acquisitions of DCI and Stanley will enable BB&T to increase the number of products and services we offer to existing and potential clients and will support our efforts to expand our fee-based business lines," said Mr. Allison.

On May 28, BB&T received special recognition by the U.S. Small Business Administration for being the No. 1 "small business friendly" bank among the 50 largest U.S. banks. "We place a great deal of emphasis on our relationships with all of our clients and we are pleased to be recognized for our commitment to helping small business clients succeed," said Mr. Allison.

     On June 23, the Board of Directors approved a 12.9% increase in the quarterly cash dividend. The increase, to $.35 per share (the equivalent of $.175 per share after the 2-for-1 stock split becomes effective) marks the 26th consecutive year BB&T has increased the dividend. The cash dividend is payable August 3 to shareholders of record July 10.

     BB&T had $31.5 billion in assets and 518 banking offices in the Carolinas and Virginia as of June 30, 1998. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBK. The closing price of BB&T's common stock on July 9 was $69.13 per share.

     For additional information about BB&T's financial performance, products and services, please visit our web site at www.BBandT.com.
                                                                   #
         BB&T's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 800-758-5804, extension 809325


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 3                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------

                                                                        For the Three Months Ended          Increase (Decrease)
                                                               --------------------------------------------------------------------
(Dollars in thousands, except per share data)                          6/30/1998       6/30/1997             $                %
-----------------------------------------------------------------------------------------------------------------------------------
                                                               ----------------
INCOME STATEMENT

   Interest income - taxable equivalent                          $            618,774  $     572,500  $       46,274           8.1 %
   Interest expense                                                           304,303        271,255          33,048          12.2

   Net interest income - taxable equivalent                                   314,471        301,245          13,226           4.4

   Less: Taxable equivalent adjustment                                         15,509         13,039           2,470          18.9

    Net interest income                                                       298,962        288,206          10,756           3.7

   Provision for loan & lease losses                                           21,000         24,865          (3,865)        (15.5)

    Net interest income after provision for
      loan & lease losses                                                     277,962        263,341          14,621           5.6

   Noninterest income                                                         129,583         96,855          32,728          33.8
   Noninterest expense                                                        229,410        205,180          24,230          11.8

   Income before income taxes                                                 178,135        155,016          23,119          14.9
   Provision for income taxes                                                  56,087         53,155           2,932           5.5

    Net income                                                   $            122,048  $     101,861  $       20,187          19.8 %

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                                $                .87  $        .72   $          .15          20.8 %
   Diluted earnings                                                               .85           .71              .14          19.7

   Weighted average shares -                          Basic               140,695,193   141,786,314
                                                    Diluted               143,670,628   144,340,389
   Dividends paid on common shares                               $                .31  $        .27   $          .04          14.8 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                                     1.56 %         1.44 %
   Return on average equity                                                    20.23          17.92
   Net yield on earning assets (taxable equivalent)                             4.27           4.52
   Efficiency (taxable equivalent) *                                            51.7           51.2

-----------------------------------------------------------------------------------------------------------------------------------

NOTES:   Applicable ratios are annualized.
         * Excludes  securities  gains (losses),  foreclosed  property expense & nonrecurring items.


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 4                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------


                                                                         For the Six Months Ended           Increase (Decrease)
                                                               --------------------------------------------------------------------
(Dollars in thousands, except per share data)                          6/30/1998       6/30/1997             $                %
-----------------------------------------------------------------------------------------------------------------------------------
                                                               ----------------
INCOME STATEMENT

   Interest income - taxable equivalent                          $          1,226,076  $  1,109,910   $      116,166          10.5 %
   Interest expense                                                           600,432       524,169           76,263          14.5

   Net interest income - taxable equivalent                                   625,644       585,741           39,903           6.8

   Less: Taxable equivalent adjustment                                         30,586        23,466            7,120          30.3

    Net interest income                                                       595,058       562,275           32,783           5.8

   Provision for loan & lease losses                                           43,000        45,985           (2,985)         (6.5)

    Net interest income after provision for loan & lease losses               552,058       516,290           35,768           6.9

   Noninterest income                                                         250,680       195,004           55,676          28.6
   Noninterest expense                                                        458,408       403,854           54,554          13.5

   Income before income taxes                                                 344,330       307,440           36,890          12.0
   Provision for income taxes                                                 108,564       105,501            3,063           2.9

    Net income                                                   $            235,766  $    201,939   $       33,827          16.8 %

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

   Basic earnings                                                $               1.67  $       1.42   $          .25          17.6 %
   Diluted earnings                                                              1.63          1.40              .23          16.4

   Weighted average shares -                          Basic               141,376,803   142,064,939
                                                    Diluted               144,370,350   144,582,665
   Dividends paid on common shares                               $                .62  $        .54   $          .08          14.8 %

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS

   Return on average assets                                                      1.53 %       1.47 %
   Return on average equity                                                     19.50        17.95
   Net yield on earning assets (taxable equivalent)                              4.32         4.49
   Efficiency (taxable equivalent) *                                             51.5         51.6

-----------------------------------------------------------------------------------------------------------------------------------

                                                                         For the Six Months Ended           Increase (Decrease)
                                                               --------------------------------------------------------------------
(Dollars in thousands, except per share data)                          6/30/1998       6/30/1997             $                %
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                          $          1,226,076  $  1,109,910   $      116,166          10.5 %
   Interest expense                                                           600,432       524,169           76,263          14.5

   Net interest income - taxable equivalent                                   625,644       585,741           39,903           6.8

   Less: Taxable equivalent adjustment                                         30,586        23,466            7,120          30.3

    Net interest income                                                       595,058       562,275           32,783           5.8

   Provision for loan & lease losses                                           43,000        45,985           (2,985)         (6.5)

    Net interest income after provision for
      loan & lease losses                                                     552,058       516,290           35,768           6.9

   Noninterest income                                                         250,680       195,004           55,676          28.6
   Noninterest expense                                                        450,593       403,854           46,739          11.6

   Income before income taxes                                                 352,145       307,440           44,705          14.5
   Provision for income taxes                                                 110,356       105,501            4,855           4.6

    Net income excluding nonrecurring items                                   241,789       201,939           39,850          19.7

    Nonrecurring items, net of tax                                              6,023            -             6,023            NM

    Net income                                                   $            235,766  $    201,939   $       33,827          16.8 %

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                $               1.71  $       1.42   $          .29          20.4 %
   Diluted earnings                                                              1.67          1.40              .27          19.3

   Weighted average shares -                          Basic               141,376,803   142,064,939
                                                    Diluted               144,370,350   144,582,665
   Dividends paid on common shares                               $                .62  $        .54   $          .08          14.8 %
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                                      1.57 %        1.47 %
   Return on average equity                                                     20.00         17.95
   Net yield on earning assets (taxable equivalent)                              4.32          4.49
   Efficiency (taxable equivalent) *                                             51.5          51.6

-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   Applicable ratios are annualized.
         * Excludes  securities  gains (losses),  foreclosed  property expense &
         nonrecurring items for all periods. NM - not meaningful.


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 5                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------

                                                                     As of / For the Six Months Ended       Increase (Decrease)
                                                               --------------------------------------------------------------------
(Dollars in thousands)                                                 6/30/1998       6/30/1997             $                %
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                                 $          7,334,838  $  7,326,245   $        8,593            .1 %
   Loans & leases                                                          21,969,960    19,790,766        2,179,194          11.0
   Allowance for loan & lease losses                                          289,310       260,968           28,342          10.9
   Other earning assets                                                       136,544        32,667          103,877         318.0

    Total earning assets                                                   29,362,042    27,113,476        2,248,566           8.3

    Total assets                                                           31,543,525    28,960,327        2,583,198           8.9

   Noninterest-bearing deposits                                             2,849,103     2,766,559           82,544           3.0
   Interest-bearing deposits                                               18,280,937    18,025,349          255,588           1.4

    Total deposits                                                         21,130,040    20,791,908          338,132           1.6

   Short-term borrowed funds                                                3,355,421     2,600,430          754,991          29.0
   Long-term debt                                                           4,146,006     2,947,718        1,198,288          40.7

    Total interest-bearing liabilities                                     25,782,364    23,573,497        2,208,867           9.4

    Total shareholders' equity                                   $          2,420,938  $  2,274,730   $      146,208           6.4 %

-----------------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost                                 $          7,508,529  $  6,991,476   $      517,053           7.4 %
   Loans & leases                                                          21,442,151    19,115,392        2,326,759          12.2
   Other earning assets                                                       147,606        60,584           87,022         143.6

    Total earning assets                                                   29,098,286    26,167,452        2,930,834          11.2

    Total assets                                                           31,112,193    27,743,296        3,368,897          12.1

   Noninterest-bearing deposits                                             2,673,572     2,488,792          184,780           7.4
   Interest-bearing deposits                                               18,035,957    17,552,049          483,908           2.8

    Total deposits                                                         20,709,529    20,040,841          668,688           3.3

   Short-term borrowed funds                                                3,704,908     2,515,564        1,189,344          47.3
   Long-term debt                                                           3,754,315     2,587,790        1,166,525          45.1

    Total interest-bearing liabilities                                     25,495,180    22,655,403        2,839,777          12.5

    Total shareholders' equity                                   $          2,438,296  $  2,268,947   $      169,349           7.5 %

-----------------------------------------------------------------------------------------------------------------------------------

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 6                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------

                                                                              As of / For the Quarter Ended
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------
(Dollars in thousands, except per share data)         6/30/1998        3/31/1998       12/31/1997       9/30/1997        6/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS

   Interest income - taxable equivalent

   Interest & fees on loans & leases           $        489,784  $            477,510  $    465,615   $      456,979   $    450,016
   Interest & dividends on securities                   126,920               127,634       124,811          123,937        121,507
   Interest on short-term investments                     2,070                 2,158         1,007              476            977
    Total interest income - taxable equivalent          618,774               607,302       591,433          581,392        572,500

   Interest expense

   Interest on deposits                                 198,295               195,009       194,421          195,164        196,134
   Interest on short-term borrowed funds                 52,310                47,261        42,916           39,392         35,856
   Interest on long-term debt                            53,698                53,859        50,446           46,120         39,265
    Total interest expense                              304,303               296,129       287,783          280,676        271,255

   Net interest income - taxable equivalent             314,471               311,173       303,650          300,716        301,245

   Less: Taxable equivalent adjustment                   15,509                15,077        15,233           14,169         13,039

    Net interest income                                 298,962               296,096       288,417          286,547        288,206

   Provision for loan & lease losses                     21,000                22,000        22,244           21,745         24,865

    Net interest income after provision for
      loan & lease losses                               277,962               274,096       266,173          264,802        263,341

   Noninterest income

   Service charges on deposits                           41,866                41,090        37,486           36,705         37,993
   Mortgage banking activities                           22,688                15,263        13,381           13,439         11,093
   Trust revenue                                          8,006                 7,819         8,097            8,498          8,504
   Agency insurance commissions                          12,180                14,036         9,664            9,775          9,316
   Other insurance commissions                            3,210                 2,979         3,564            2,696          3,347
   Other nondeposit fees & commissions                   27,099                24,572        24,434           22,614         20,470
   Securities gains (losses), net                         1,188                 2,460         1,672              991           (933)
   Other income                                          13,346                12,878        13,043            7,694          7,065
    Total noninterest income                            129,583               121,097       111,341          102,412         96,855

   Noninterest expense

   Personnel expense                                    116,064               113,110       106,793          104,524        104,084
   Occupancy & equipment expense                         39,064                36,609        35,688           35,033         33,821
   Foreclosed property expense                              637                   831           951              709            763
   Amortization of intangibles & servicing rights        10,996                10,135         7,160            6,095          5,720
   Other noninterest expense                             62,649                60,498        58,927           59,051         60,792
    Total noninterest expense                           229,410               221,183       209,519          205,412        205,180

   Income before income taxes                           178,135               174,010       167,995          161,802        155,016
   Provision for income taxes                            56,087                54,269        54,735           54,430         53,155

    Net income                                 $        122,048  $            119,741  $    113,260   $      107,372   $    101,861

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                              $            .87   $               .84  $       .81    $        .77     $        .72
   Diluted earnings                                         .85                   .83          .79             .75              .71
   Dividends paid on common shares                          .31                   .31          .31             .31              .27
   Book value per common share                 $          17.23   $             17.22  $     16.93    $      16.02     $      16.12

-----------------------------------------------------------------------------------------------------------------------------------


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 7                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------

                                                                               As of / For the Quarter Ended
                                              -------------------------------------------------------------------------------------
(Dollars in thousands)                                6/30/1998        3/31/1998       12/31/1997       9/30/1997        6/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                                1.56  %               1.58 %        1.53  %          1.49  %       1.44 %
   Return on average equity                               20.23                 19.77         19.66            18.82         17.92
   Net yield on earning assets (taxable equivalent)        4.27                  4.36          4.36             4.44          4.52
   Efficiency (taxable equivalent) *                       51.7                  51.3          50.5             50.9          51.2
   Noninterest income as a percentage of total
    income (taxable equivalent) *                          29.0                  27.6          26.5             25.2          24.5
   Equity as a percentage of total assets
    end of period                                           7.7                   7.7           7.8              7.8           7.9
   Average earning assets as a percentage
    of average total assets                                93.6                  93.4          93.8             94.2          94.3
   Average loans & leases as a percentage
    of average deposits                                   104.3                 102.7         101.1             98.4          96.0

-----------------------------------------------------------------------------------------------------------------------------------
CASH BASIS PERFORMANCE**

   Net income excluding nonrecurring items     $        127,265  $            124,763  $    117,065   $      110,566   $   104,891
   Diluted earnings per share                               .89                   .86           .82              .77           .73
   Return on average tangible assets                       1.63 %                1.66 %        1.59 %           1.54 %        1.49 %
   Return on average tangible equity                      23.29                 22.70         21.85            20.59         19.41
   Efficiency ratio (taxable equivalent) *                 50.4                  50.0          49.5             50.1          50.5

-----------------------------------------------------------------------------------------------------------------------------------
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value               $      7,334,838  $          7,779,747  $  7,414,875   $    7,178,296   $  7,326,245
   Loans & leases                                    21,969,960            21,532,325    20,933,429       19,852,846     19,790,766
   Allowance for loan & lease losses                    289,310               282,418       275,404          266,078        260,968
   Other earning assets                                 136,544               128,356       180,310           38,685         32,667
    Total earning assets                             29,362,042            29,361,894    28,448,103       26,998,601     27,113,476

    Total assets                                     31,543,525            31,535,710    30,642,799       28,698,293     28,960,327

   Noninterest-bearing deposits                       2,849,103             2,773,106     2,833,238        2,671,187      2,766,559
   Interest-bearing deposits                         18,280,937            18,021,702    18,114,939       17,408,147     18,025,349
    Total deposits                                   21,130,040            20,794,808    20,948,177       20,079,334     20,791,908

   Short-term borrowed funds                          3,355,421             4,040,166     3,276,177        2,660,641      2,600,430
   Long-term debt                                     4,146,006             3,768,556     3,575,517        3,303,304      2,947,718
    Total interest-bearing liabilities               25,782,364            25,830,424    24,966,633       23,372,092     23,573,497

    Total shareholders' equity                        2,420,938             2,440,046     2,399,827        2,243,506      2,274,730

   Goodwill                                             234,635               214,408       206,008          110,548        109,095
   Core deposit & other intangibles                       6,502                 6,461         6,837            7,213          7,622
    Total intangibles                                   241,137               220,869       212,845          117,761        116,717

    Mortgage servicing rights                            87,519                72,353        68,780           64,911         61,566

    Negative goodwill                          $         29,871  $             31,431  $     32,992   $       34,494   $     36,054

-----------------------------------------------------------------------------------------------------------------------------------
   Average balances

   Securities, at amortized cost               $      7,533,537  $          7,483,243  $  7,213,182   $    7,209,155   $  7,157,151
   Loans & leases                                    21,792,721            21,087,685    20,287,804       19,735,137     19,487,514
   Other earning assets                                 147,973               147,235        79,111           39,908         60,720
    Total earning assets                             29,474,231            28,718,163    27,580,097       26,984,200     26,705,385

    Total assets                                     31,477,732            30,742,591    29,402,237       28,647,083     28,305,003

   Noninterest-bearing deposits                       2,734,932             2,611,530     2,641,340        2,576,609      2,549,196
   Interest-bearing deposits                         18,157,130            17,913,437    17,429,598       17,475,263     17,758,552
    Total deposits                                   20,892,062            20,524,967    20,070,938       20,051,872     20,307,748

   Short-term borrowed funds                          3,866,271             3,541,752     3,154,831        2,900,917      2,676,482
   Long-term debt                                     3,766,879             3,741,611     3,406,587        3,109,329      2,709,641
    Total interest-bearing liabilities               25,790,280            25,196,800    23,991,016       23,485,509     23,144,675

    Total shareholders' equity                 $      2,420,172  $          2,456,621  $  2,285,107   $    2,263,096   $  2,280,193

-----------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL***

   Risk-based capital:
    Tier 1                                     $     2,122,657   $          2,168,228  $ 2,115,402    $    2,057,531   $ 2,104,154
    Total                                            3,234,427              2,923,652    2,867,562         2,808,481     2,840,013
   Risk-based capital ratios:
    Tier 1                                                10.5 %                 10.4 %       10.3 %            10.1 %        10.9 %
    Total                                                 16.0                   14.1         14.0              13.7          14.8
   Leverage capital ratio                                  6.8                    7.1          7.2               7.2           7.5

-----------------------------------------------------------------------------------------------------------------------------------
NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.
         ** Cash basis  operating  results  exclude the effect on earnings of  amortization  expense  applicable to intangible assets that do not qualify as regulatory capital.  Cash basis performance ratios exclude the effect of  amortization of  nonqualifying  intangible  assets  from  earnings  and the unamortized  balances of nonqualifying  intangibles from assets and equity.
         *** Current quarter estimated.


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 8                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------

                                                                                As of / For the Quarter Ended
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------
(Dollars in thousands, except per share data)       6/30/1998        3/31/1998       12/31/1997       9/30/1997        6/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
    Beginning balance                          $        282,418  $            275,404  $    266,078   $      260,968   $    252,245
    Allowance for acquired loans                          1,269                    -         12,012            1,690             -
    Provision for loan & lease losses                    21,000                22,000        29,796           21,745         24,865
    Charge-offs                                         (20,381)              (20,396)      (36,117)         (22,907)       (20,976)
    Recoveries                                            5,004                 5,410         3,635            4,582          4,834
===================================================================================================================================
      Ending balance                           $        289,310  $            282,418  $    275,404   $      266,078   $    260,968
===================================================================================================================================

   Nonperforming Assets
    Nonaccrual loans & leases                  $         78,373  $             92,267  $     98,891   $       74,372   $     64,858
    Foreclosed real estate                               19,476                15,477        20,937           16,531         15,476
    Other foreclosed property                            13,911                14,603        13,986           13,914         13,262
    Restructured loans                                      528                    -          1,377            1,532          1,551
===================================================================================================================================
      Nonperforming assets                     $        112,288  $            122,347  $    135,191   $      106,349   $     95,147
===================================================================================================================================

    Loans 90 days or more past due
      & still accruing                         $        48,356   $             41,919  $     44,213   $       39,958   $     37,361
===================================================================================================================================

   Asset Quality Ratios
    Nonaccrual loans & leases as a
      percentage of total loans & leases                   .36 %                  .43 %         .47 %            .37 %         .33 %
    Nonperforming assets as a percentage of:
      Total assets                                         .36                    .39           .44              .37           .33
      Loans & leases plus
       foreclosed property                                 .51                    .57           .64              .53           .48
    Net charge-offs as a percentage of
      average loans & leases                               .28                    .29           .64              .37           .33
    Allowance for loan & lease losses as
      a percentage of loans & leases                      1.32                   1.31          1.32             1.34          1.32
    Ratio of allowance for loan & lease losses to:
      Net charge-offs                                     4.69 x                 4.65 x        2.14 x           3.66 x        4.03 x
      Nonaccrual and restructured loans & leases          3.67                   3.06          2.75             3.51          3.93

---------------------------------------------------------------------------------------------------------------------------------
MEMO ITEMS

   Unrealized appreciation on securities
    available for sale, net of tax             $         49,166  $             47,712  $     48,918   $       43,217   $     21,776
   Common stock prices (daily close):
                                         High             68.13                 67.69         65.00            55.13          47.13
                                          Low             64.06                 58.06         51.94            45.31          35.75
                                End of period             67.63                 67.69         64.06            53.44          45.00
   Weighted average shares -            Basic       140,695,193           142,065,987   140,094,822      140,057,040    141,786,314
                                      Diluted       143,670,628           145,077,846   143,074,059      142,979,143    144,340,389
   End of period shares outstanding                 140,504,072           141,681,441   141,763,220      140,020,072    141,129,701
   End of period banking offices                            518                   521           526              506            593

---------------------------------------------------------------------------------------------------------------------------------

                                                                     As of / For the Six Months Ended     Increase / (Decrease)
                                                               ------------------------------------------------------------------
(Dollars in thousands)                                                 6/30/1998       6/30/1997             $                %
---------------------------------------------------------------------------------------------------------------------------------

   Allowance For Loan & Lease Losses
    Beginning balance                                            $            275,404  $    239,726   $       35,678          14.9 %
    Allowance for acquired loans                                                1,269         3,811           (2,542)        (66.7)
    Provision for loan & lease losses                                          43,000        45,985           (2,985)         (6.5)
    Charge-offs                                                               (40,777)      (38,423)           2,354           6.1
    Recoveries                                                                 10,414         9,869              545           5.5
===================================================================================================================================
      Ending balance                                             $            289,310  $    260,968   $       33,050          12.7 %
===================================================================================================================================

   Asset Quality Ratios
    Net charge-offs as a percentage of
      average loans & leases                                                      .29 %         .30 %
    Ratio of allowance for loan & lease losses to
      net charge-offs                                                            4.73          4.53

---------------------------------------------------------------------------------------------------------------------------------

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.


   ==========================================================================  ----------------------------------------------------
                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 9                                        Investor Relations             (336) 733-3132
   ==========================================================================  ----------------------------------------------------

                                                                                For the Quarter Ended
                                              -------------------------------------------------------------------------------------
                                                    6/30/1998        3/31/1998       12/31/1997       9/30/1997        6/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                             6.74 %           6.84 %          6.90 %           6.86 %           6.80 %
   Loans & leases                                          9.01             9.16            9.12             9.20             9.26
   Other earning assets                                    5.61             5.94            5.05             4.73             6.45
                                         ------------------------------------------------------------------------------------------

    Total earning assets*                                  8.41             8.54            8.53             8.57             8.59
                                         ------------------------------------------------------------------------------------------

   Interest expense:
   Interest-bearing deposits                               4.38             4.41            4.43             4.43             4.43
   Short-term borrowed funds                               5.43             5.41            5.40             5.39             5.37
   Long-term debt                                          5.71             5.80            5.90             5.91             5.80
                                         ------------------------------------------------------------------------------------------

    Total interest-bearing liabilities                     4.73             4.76            4.76             4.74             4.70
                                         ------------------------------------------------------------------------------------------

   Net yield on earning assets                             4.27 %           4.36 %          4.36 %           4.44 %           4.52 %
                                         ==========================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
NOTE:    *Yields calculated based on securities at amortized cost.


                                                                                             As of
                                                               ------------------------------------------------------------------
                          (Dollars in thousands)                                           6/30/1998
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: INTEREST RATE SWAPS, CAPS, FLOORS & COLLARS
                                                                    Notional         Receive            Pay          Unrealized
   Type                                                              Amount            Rate             Rate       Gains (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
   Receive fixed swaps                                          $     1,311,000           6.39 %          5.69 %  $        28,672
   Pay fixed swaps                                                    1,082,146           5.68            5.71               (740)
   Basis swaps                                                          100,000           5.77            5.69                 27
   Caps & floors                                                        607,250            --              --               1,167

===================================================================================================================================
   Total                                                        $     3,100,396           6.06 %          5.70 %  $        29,126
===================================================================================================================================

                                                                                   One Year          One to           After
   Contractual Maturity Schedule                                    Total          or Less         Five Years      Five Years
-----------------------------------------------------------------------------------------------------------------------------------
   Receive fixed swaps                                          $     1,311,000 $        751,000  $    300,000   $      260,000
   Pay fixed swaps                                                    1,082,146        1,011,000        63,946            7,200
   Basis swaps                                                          100,000          100,000            -                -
   Caps, floors & collars                                               607,250          250,000       357,250               -

===================================================================================================================================
   Total                                                        $     3,100,396 $      2,112,000  $    721,196   $      267,200
===================================================================================================================================


                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  July 13, 1998